Exhibit 99.1

OceanFirst Financial Corp.

INVESTOR PRESENTATION

JUNE 2004

NASDAQ: OCFC

OceanFirst Financial Corp.

This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC

OceanFirst Financial Today

Holding company for the 102 year old financial services firm serving the community banking needs of the attractive central Jersey Shore growth market between the major metropolitan areas of New York City and Philadelphia

$1.8 Billion in Assets -17 OceanFirst Bank offices within a tightly defined market area

Focusing on community bank deposit and lending products delivered to both business and consumer markets

Transitioning the Bank’s balance sheet to reduce a historical over-reliance on CD funding and residential mortgage portfolio lending

Columbia Equities, Ltd. – wholly owned mortgage banking subsidiary headquartered in Westchester and Suffolk Counties, New York

Growing non-interest income through maturation of recent initiatives and continued product line expansion

NASDAQ: OCFC

Six Solid Years of Growth

At December 31

2003 1997 CAGR

Total Loans $1,432,927,000 $ 794,316,000 10.3%

Core Deposits 756,363,000 322,324,000 15.3%

Year Ended December 31

2003 1997 CAGR

Earnings Per Share $1.53 $.59 17.2%

Annual Dividend per Share .80 .27 19.9%

Return on Equity 14.84% 6.00% 16.3%

Fees and Services Charges $7,860,000 $1,376,000 33.7%

NASDAQ: OCFC

Total Shareholder Return

Average annual total shareholder return for the period from 12/31/96 to 12/31/03

25% 20% 15% 10% 5% 0%

6.8%

19.7%

21.8%

Nasdaq US Market

SNL Thrift Index

OceanFirst

NASDAQ: OCFC

Business Plan 2004-2006

Focus on de novo branch and core account development with business and consumer products appealing to a broad customer base

Market commercial lending services to local businesses, supplanting residential mortgage portfolio growth

Grow non-interest revenue through the continued development of Trust and Asset Management services and the mortgage banking opportunities for Columbia Equities, Ltd.

Deliver all financial services within the Bank’s defined market under the strong sales, service and credit cultures

Emphasize the Bank’s unique position as the largest and oldest financial services institution headquartered in-market

NASDAQ: OCFC

Recent Management Reorganization

Completed in May 2004 to facilitate market share growth in the consolidating market

Organize by function rather than product line – sales and administrative responsibilities separated

Chief Sales Officer – Vito R. Nardelli

Thirty years of retail banking experience with Marine Midland, Chase, First Union, Dime Savings Bank and Trust Company of NJ

Chief Administrative Officer – Joseph R. Iantosca

Over 18 years experience in retail banking and banking systems technology, most recently as National Vice President at BISYS Banking Solutions

NASDAQ: OCFC

Ocean County Deposit Market Share

Bank

# of Branches

Total Deposits (000)

Average Size (000)

Market Share %

Fleet Bank 41 $ 1,540,929 $ 37,584 14.6

Commerce 16 $ 1,425,535 $ 89,096 13.5

Wachovia/First Union 35 $ 1,343,235 $ 38,378 12.7

Hudson City Savings 12 $ 1,332,592 $ 111,049 12.6

Sovereign 31 $ 1,194,630 $ 38,536 11.3

OceanFirst 14 $ 990,588 $ 70,756 9.4

Investors 5 $ 431,445 $ 86,289 4.1

SI Bank 6 $ 369,646 $ 61,608 3.5

*Source: Sheshunoff—data as of June 30, 2003

NASDAQ: OCFC

The Changing Deposit Mix

December 31, 1997

March 31, 2004

Savings & MMDA 24%

Checking 9%

CD’s 67%

2006 Goal

Savings & MMDA 36%

CD’s 33%

Checking 31%

Savings & MMDA 35%

CD’s 25%

Checking 40%

NASDAQ: OCFC

Loan Portfolio Growth

Residential Lending Market Leader

Bank is among the leading residential mortgage originators in Monmouth and Ocean Counties *

$476 million originated in 2003 through the Bank’s retail sales force

An additional $557 million originated by Columbia Equities, Ltd.

Commercial Lending Growth Continues

$100 million in high quality loan commitments in 2003

Receivables of $258 million at year-end, a 17% portfolio increase

Joint Residential/Commercial Loan Production Office planned for Red Bank, Monmouth County, in 3Q 04 capitalizing on dislocations from market consolidation

* Source: Experian Marketrac

NASDAQ: OCFC

The Changing Loan Portfolio Mix

December 31, 1997

March 31, 2004

2006 Goal

Consumer 6%

Commercial 4%

Residential 90%

Commercial 18%

Consumer 6%

Residential 76%

Consumer 7%

Commercial 25%

Residential 68%

NASDAQ: OCFC

Non-Interest Income as a % of Revenue

December 31, 1997

Non-Interest Income 6%

Net Interest Income 94%

2006 Goal

Non-Interest Income 25%

December 31, 2003

Net Interest Income 75%

Non-Interest Income 30%

Net Interest Income 70%

Excluding gain (loss) on sales of securities.

NASDAQ: OCFC

Retail Branch In-Market Growth

Successful de novo branching with emphasis on Core Deposit generation in-market

From 1996 through 1Q 04, 9 branches were opened with an average Core Deposit mix of 84%

Additional branch activity in our growth market

Concordia branch enlarged and relocated within existing shopping center (3Q 04)

Little Egg Harbor branch scheduled to open (4Q 04)

Whiting branch to be relocated to a more convenient, prominent location (2Q 05)

NASDAQ: OCFC

Capital Management

Successfully delivering on our 1996 IPO Business Plan

Historical Recap

Repurchase of 15.0 million shares, 55% of shares originally issued

Eleventh repurchase program for 10% of outstanding shares announced October 2003

100% stock dividend – 5/98; 50% stock dividend – 5/02

Quarterly cash dividend increases totaling 200% since the initial dividend in 1997

Currently, a 3.6% yield and approximate 50% payout of current earnings

Wholesale leverage strategy conservatively targeted and managed since 1996 to provide additional net interest income at modest additional interest rate risk

Effective leverage of core capital from 20.8% in 1996 to 7.8% in first quarter 2004, without ill conceived acquisitions or geographic market expansion

Prospective

Capital leverage to 6.5%—7%

Balance sheet expansion driven by commercial loan and core deposit growth

Continued share repurchases

Aggressive cash dividend payout ratios

NASDAQ: OCFC

Capital Management and Return on Average Equity (ROE)

Excess capital gradually being leveraged to help build ROE

Millions $

250 200 150 100 50 0

Percent

16 14 12 10 8 6 4 2 0

1997 1998 1999 2000 2001 2002 2003

Capital

ROE

NASDAQ: OCFC

Building Additional Shareholder Value

In the long run, we think the following factors undoubtedly create value for the long term OCFC investor

Management Reorganization

Organize by function rather than product line

Hire of two experienced bankers to fill restructured positions of Chief Sales Officer and Chief Administrative Officer

EPS Growth

Restore double digit EPS growth for 2005 – 2006

(Compound Annual EPS growth of 17.2% over the past six years – 1997 – 2003)

Prudent additional capital leverage

Targeting desired levels of approximately 6.5%—7% by 2006

NASDAQ: OCFC

Building Additional Shareholder Value (cont’d.)

Effective risk management

Outsourced internal audit function to Deloitte Touche

Created position of Chief Risk Officer in June 2003

Net charge-offs amounted to approximately 3 basis points of average net loans from 1999 through 2003

Interest Rate Risk controlled in transitional environment

Franchise value enhancement

Successful community banking and financial services delivery in a most attractive Central Jersey Shore market

Columbia Equities initiatives in an opportunity-rich market

NASDAQ: OCFC

NASDAQ: OCFC